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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 7, 2004
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On May 7, 2004, Overstock.com, Inc. issued a corrected press release announcing plans to offer shares of its common stock in an underwritten public offering under its existing shelf registration statement. The text of that press release is being furnished herewith and attached as Exhibit 99.1.

Exhibit Number	Description
99.1	Press Release issued May 7, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ DAVID K. CHIDESTER David K. Chidester Vice President, Finance
Date:	May 7, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued May 7, 2004.

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  Item 5. Other Events.
SIGNATURE
EXHIBIT INDEX